E*TRADE International Index Fund
                       SUPPLEMENT DATED October 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

The EAFE Free Index is an unmanaged index intended to represent broadly the performance of foreign stock markets. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore.

The Master Portfolio cannot as a practical matter own all the stocks that make up the EAFE Free Index in perfect correlation to the Index itself. The Fund's ability to match its investment performance to the investment performance of the EAFE Free Index may be affected by, among other things: (i)the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the Index is calculated, the size of the Master Portfolio and the Fund's investment portfolios; and (iv) the timing, frequency and size of shareholder purchases, and redemptions of both the Fund and the Master Portfolio.